Exhibit 99.1

                             Joint Filer Information


Pursuant to General Instruction 4(b)(v) to Form 4, the following additional reporting persons are covered by this joint filing:

                        SOF U.S. Hotel Co-Invest Holdings, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        SOF-VII U.S. Hotel Holdings, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        I-1/I-2 U.S. Holdings, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        Starwood Global Opportunity Fund VII-A, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        Starwood Global Opportunity Fund VII-B, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        Starwood US Opportunity Fund VII-D, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        Starwood US Opportunity Fund VII-D-2, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        Starwood Capital Hospitality Fund I-1, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        Starwood Capital Hospitality Fund I-2, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        SOF-VII Management, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        SCG Hotel Management, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        Starwood Capital Group Global, LLC
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

                        Barry S. Sternlicht
                        591 W. Putnam Avenue
                        Greenwich, CT 06830

Designated Filer: Rivacq, LLC

Issuer and Ticker Symbol:     Riviera Holdings Corp. [RIV]

Date of Event Requiring Statement:  December 8, 2008